                                                                   EXHIBIT 10.46



                                   MEMORANDUM
                                       OF
                                    AGREEMENT

     THIS MEMORANDUM OF AGREEMENT (the "Agreement") entered into this 28th day of December, 2000 by and among Marketing Specialists Sales Company, a Texas corporation ("Marketing Specialists"), William F. Lee on behalf of the former stockholders of The Sales Force Companies, Inc. ("Sales Force") other than the Employee Stock Ownership Trust ("ESOT") established by Sales Force (William F. Lee being referred to herein as the "Non-ESOT Stockholders Representative" and the stockholders other than the ESOT being referred to herein as the "Non-ESOT Stockholders") and the ESOT. This Agreement amends that certain Stock Purchase Agreement, dated March 2, 2000, by and among Marketing Specialists, Sales Force, and all the stockholders of Sales Force, including the ESOT (the "Purchase Agreement"), which agreement is otherwise unchanged except as modified herein.

     RECITALS. Pursuant to Section 1.2(b) of the Purchase Agreement, the Purchase Price (as defined in the Purchase Agreement) was to be adjusted. Any upward Purchase Price adjustment was to be paid as provided in Section 1.2(b).

     Computations as to the adjusted Purchase Price were submitted to Marketing Specialists. Marketing Specialists retained PricewaterhouseCoopers ("PwC") to review the computations and submit its unaudited version of the adjusted Purchase Price. After further negotiations, PwC submitted a letter and final version of its reports, schedules and calculations dated November 29, 2000, copies of which are attached as Exhibit A.

     The parties are still in disagreement as to various components of the Purchase Price adjustment as well as to the amount of the adjustment. Also, since any adjustment paid to the ESOT is to be paid in cash, Marketing Specialists has negotiated separately with the ESOT over the amount of cash to be paid. In order to resolve all disagreements and disputes relating to the matters covered by the Purchase Price adjustment, and in order to provide for the special handling of the income tax component of the adjustment, the parties have made and entered into the agreement set forth below.

1.   PURCHASE PRICE ADJUSTMENT; PAYMENT.

     (a) The ESOT shall receive an adjustment to the Purchase Price of One Million Nine Hundred Thousand Dollars ($1,900,000.00), payable in cash by wire transfer to a designated account of the ESOT on or before December 29, 2000.

     (b) The Non-ESOT Stockholders shall receive an adjustment to the Purchase Price of Two Million Three Hundred Sixty-four Thousand Two Hundred Thirty-six Dollars ($2,364,236.00), payable by delivery of replacement Notes in exchange for the Notes then held by such Non-ESOT Stockholders pursuant to the terms of Section 1.2(b). Such replacement Notes will be delivered to the Non-ESOT Stockholders on or before January 31, 2001. Notwithstanding the foregoing, the amount set forth in this subparagraph (b) shall be deemed a debt and obligation of Marketing Specialists as of the date hereof, whether or not the replacement Notes are issued and the April 1, 2001 payment and all subsequent payments due to the Non-ESOT Stockholders shall include such increased amounts.

2. ADJUSTMENT FOR TAXES/PAYMENT. In addition to the payment set forth above, if there is a difference between the estimated tax liability assumed by Marketing Specialists in the amount of $2,607,697 as shown in Exhibit A and the actual aggregate tax liability associated with Sales Force for the portion of the tax period prior to April 15, 2000, as reflected in the federal and state income tax returns as and when filed (the "Tax Adjustment"), then Marketing Specialists shall pay an additional amount to the ESOT and the Non-ESOT Stockholders equal to such difference. The Tax Adjustment, if any, will be allocated 51.1% to the ESOT and 48.9% to the Non-ESOT Stockholders. The ESOT's portion of the Tax Adjustment, if any, will be paid in cash to the ESOT within thirty (30) days after the filing of the applicable returns or within thirty (30) days after a tax refund is received, whichever is later. The balance of the Tax Adjustment will be paid to the Non-ESOT Stockholders in additional replacement notes dated within thirty (30) days after the filing of the applicable returns. In the event that due to audit adjustments by any tax jurisdiction or otherwise, the amount of aggregate tax liability is changed from the amount indicated on the final tax returns, the Tax Adjustment will be recalculated, but the ESOT will not receive any additional amounts from the audit adjustment nor will it be liable to repay amounts previously received. If the amount of the Tax Adjustment increases as a result of any tax audit, forty-eight and nine-tenths percent (48.9%) of any additional amounts will be paid by Marketing Specialists to the Non-ESOT Stockholders in the same manner as the Tax Adjustment is to be paid as provided above. In the event the Tax Adjustment is reduced as a result of any tax audit, Marketing Specialists shall be entitled to deduct (without further action or consent from the Non-ESOT Stockholders) 48.9% of the reduced amount from the replacement Notes issued to the Non-ESOT Stockholders.

3. MATTERS RESOLVED BY PURCHASE PRICE ADJUSTMENT. The matters resolved by the Purchase Price adjustment and this Agreement are set forth in Exhibit A prepared by PwC and reviewed by all parties hereto. Neither party shall have any further claim against the other for any matter covered by the adjustments proposed by PwC, except that Marketing Specialists shall retain all of the indemnification protections available to it under the Purchase Agreement, including, without limitation, the indemnification for understated taxes as provided in the Purchase Agreement, subject to the limitation on claims against the ESOT.



                            [SIGNATURE PAGE FOLLOWS]

                                        MARKETING SPECIALISTS SALES COMPANY,
                                        a Texas corporation

                                        By:  ___________________________________
                                               Nancy Jagielski
                                               Secretary and General Counsel


                                        ________________________________________
                                        William F. Lee the Non-ESOT Stockholders
                                        Representative for and on behalf of the
                                        Stockholders other than the ESOT


                                        ESOT

                                        By:   FIRST BANKERS TRUST COMPANY, N.A.,
                                              not in its corporate capacity but
                                              solely as Trustee of the ESOT

                                        By:  ___________________________________

                                        Name:___________________________________

                                        Title:__________________________________

            ADJUSTED PURCHASE PRICE AND PAYMENT SCHEDULE 1.2.b         4/13/2001

                                                                                         Increase (Decrease)
                                                                                          to Consideration
                                                                                         -------------------
UNRESTRICTED CASH

Unrestricted                                                            1,708,485

Required Minimum                                                        2,400,000

Additional Consideration                                                 (691,515)            (691,515)


WORKING CAPITAL

Current Assets                                                          5,621,720

Current Liabilities                                                    (7,427,781)
                                                                       ----------

Calculated Working Capital                                             (1,806,061)

Required Minimum                                                        1,500,000
                                                                       ----------

Additional Consideration                                               (3,306,061)          (3,306,061)
                                                                       ==========

LONG TERM DEBT AND DISCOUNTED OFF BALANCE SHEET LIABILITIES

Required Maximum                                                       12,800,000

Long Term Debt                                                         (3,003,941)

Off Balance Sheet - Adjustment Addition                                  (176,370)

Off Balance Sheet - Liabilities Discounted at 8%                       (1,688,717)
                                                                       ==========
Additional Consideration                                               7,930, 972           7,930, 972
                                                                       ==========
Pending Adjustment                                                                            (225,000)
                                                                                            ----------
Total Additional Consideration due 90 days after close                                       3,708,397
                                                                                            ==========

Total Additional Cash Consideration due 90 days after close                    51%           1,894,991

Total Additional Notes Consideration due 90 days after close                 48.9%           1,813,406
                                                                                            ----------
                                                                                             3,708,397
                                                                                            ==========

PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION

THE SALES FORCE COMPANIES, INC.
ADJUSTMENTS TO SCHEDULE 1.2(B) OF THE PURCHASE PRICE AGREEMENT DATED 4/14/2000

                                                                         ----------------   -----------------  --------------------
                                                                            4/7/2000                                ADJUSTED
                                                                             BALANCE           ADJUSTMENT            BALANCE
                                                                         ----------------   -----------------  --------------------
UNRESTRICTED CASH

Unrestricted Cash                                                              5,455,808          (3,747,323)            1,708,485

Required Minimum                                                               2,400,000                  --             2,400,000
                                                                         ---------------    ----------------   -------------------

Additional Consideration                                                                                                  (691,515)
                                                                                                               ===================


WORKING CAPITAL

Current Assets                                                                 8,920,285          (3,298,565)            5,621,720

Current Liabilities                                                           (7,368,987)            (58,794)           (7,427,781)
                                                                         ---------------    ----------------   -------------------

Calculated Working Capital                                                     1,551,298          (3,357,359)           (1,806,061)

Required Minimum                                                               1,500,000                  --             1,500,000
                                                                         ---------------    ----------------   -------------------

Additional Consideration                                                          51,298          (3,357,359)           (3,306,061)
                                                                         ===============    ================   ===================


LONG TERM DEBT AND DISCOUNTED OFF BALANCE SHEET LIABILITIES

Required Maximum                                                              12,800,000                  --            12,800,000

Long Term Debt                                                                (3,090,661)             86,720            (3,003,941)

Off Balance Sheet Liabilities Discounted at 8%                                (1,688,717)           (176,370)           (1,865,087)
                                                                         ---------------    ----------------   -------------------

Additional Consideration                                                       8,020,622             (89,650)            7,930,972
                                                                         ===============    ================   ===================

Pending Adjustment                                                                                                        (225,000)
                                                                                                               ===================

TOTAL ADDITIONAL CONSIDERATION

Total Additional Consideration due 90 days after close                         8,071,920          (4,138,524)            3,708,397
                                                                         ===============    ================   ===================

Total Additional Cash Consideration due 90 days after close        51.1%       4,124,751          (2,114,786)            1,894,991
                                                                         ===============    ================   ===================

Total Additional Notes Consideration due 90 days after close       48.9%       3,947,169          (2,023,738)            1,813,406
                                                                         ===============    ================   ===================

PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


                                                               ORIGINAL 4/7/00 BALANCE SHEET DETAIL
                                                --------------------------------------------------------------------
                                                                   Stub                Effect of Sale  Adjusted for
                                                3/31/2000      Adjustments   4/7/2000     of Prism     Prism 4/7/2000
                                                ---------------------------------------------------------------------
ASSETS

Current Assets:
Cash                                              1,441,188    (18,750)     1,422,438     1,220,744      2,643,182
Marketable Securities                             2,812,627       --        2,812,627          --        2,812,627
Less: Restricted Cash and Cash
 Equivalents (See Note A)                              --         --             --            --             --
                                                -----------               -----------                  -----------
Sub Total: Unrestricted Cash
 and Cash Equivalents                             4,253,814    (18,750)     4,235,064     1,220,744      5,455,808

Accounts Receivable:
     Brokerage Commissions                        3,277,566       --        3,277,566          --        3,277,566
     Principal's (net of allowance
  for doubtful receivables $50,000)                 (98,325)      --          (98,325)         --          (98,325)
Other                                               215,510       --          215,510          --          215,510
                                                -----------               -----------                  -----------

Total                                             7,648,565    (18,750)     7,629,815     1,220,744      8,850,559
                                                -----------               -----------                  -----------
Notes Receivables                                     9,988       --            9,988          --            9,988
Prepaid Income Taxes                                   --         --             --            --             --
Deferred Income Taxes                                  --         --             --            --          338,640
Prepaid Expenses                                     59,738       --           59,738          --           59,738
                                                -----------               -----------                  -----------

TOTAL CURRENT ASSETS                              7,718,291    (18,750)     7,699,541     1,220,744      8,920,285
                                                ===========               ===========                  ===========

Notes Receivable Long Term                            1,984       --            1,984          --            1,984

Property and Equipment                                 --         --             --            --             --
     Furniture & Equipment                        2,324,229       --        2,324,229          --        2,324,229
     Computer & Related Equipment                 2,222,630       --        2,222,630          --        2,222,630
     Leasehold Improvements                         145,764       --          145,764          --          145,764
                                                -----------               -----------                  -----------

Total Property and Equipment                      4,692,623       --        4,692,623          --        4,692,623

Less:  Accumulated Depreciation                  (3,106,075)      --       (3,106,075)         --       (3,106,075)
                                                -----------               -----------                  -----------

Net Property and Equipment                        1,586,548       --        1,586,548          --        1,586,548

Investment in Affiliate                           2,515,887       --        2,515,887    (2,515,887)          --

Other Assets:
     Intangibles (Net of Amortization)              909,194       --          909,194          --          909,194
     Deferred Income Tax                            225,307       --          225,307          --          225,307
     CSV of Life Insurance
      (Net of O/S Loans)                            147,704       --          147,704          --          147,704
     Other                                            4,138       --            4,138          --            4,138
                                                -----------               -----------                  -----------

Total Other Assets                                1,286,343       --        1,286,343                    1,286,343
                                                -----------               -----------                  -----------

TOTAL ASSETS                                     13,109,053    (18,750)    13,090,303    (1,295,143)    11,795,160
                                                ===========               ===========                  ===========


NOTE A - Restricted cash and cash equivalents is comprised of Advances from Principals (related to Marketing Development Funds), Employee Flexible Spending and Accrued Income Taxes. The Accrued Income Taxes are considered restricted as they were required to be paid by April 14, 2000 according to Section 2.9 on the Purchase Agreement between Marketing Specialist Sales Company and The Sales Force Companies, Inc.


PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


                                                                                                    ADJUSTMENTS DIRECTED
                                          GRANT THORTON ADJUSTMENTS  DUE DILIGENCE ADJUSTMENTS     IN PURCHASE AGREEMENT
                                       ---------------------------- --------------------------- -----------------------------
                                                                                   Due                        Due Diligence
                                       Tax Reclas-                    Due         Diligence                     Adjusted for
                                       sification     Adjusted for   Diligence    Adjusted      Remove Prism     Prism Tax
                                        Adjustments  Tax Reclasses  Adjustments   4/7/2000       Tax Reserve    04/07/2000
                                      ---------------------------- ------------- -------------- -----------------------------
ASSETS

Current Assets:
Cash                                         --       2,643,182      (106,072)     2,537,109    (2,238,303)      298,807
Marketable Securities                        --       2,812,627        27,379      2,840,006          --       2,840,006
Less: Restricted Cash and Cash
 Equivalents (See Note A)                    --            --      (3,668,630)    (3,668,630)    2,238,303    (1,430,327)
                                                    -----------                  -----------                  ----------
Sub Total: Unrestricted Cash
 and Cash Equivalents                                 5,455,808                    1,708,485                   1,708,485

Accounts Receivable:
     Brokerage Commissions                   --       3,277,566    (1,221,597)     2,055,969          --       2,055,969
     Principal's (net of allowance
  for doubtful receivables $50,000)          --         (98,325)        3,714        (94,611)         --         (94,611)
Other                                        --         215,510      (176,683)        38,827          --          38,827
                                                    -----------                  -----------                  ----------

Total                                        --       8,850,559    (1,473,259)     7,377,300    (2,238,303)    5,138,997
                                                    -----------                  -----------                  ----------
Notes Receivables                            --           9,988          --            9,988                       9,988
Prepaid Income Taxes                         --            --            --             --
Deferred Income Taxes                     338,640       338,640          --          338,640
Prepaid Expenses                             --          59,738        74,356        134,094          --         134,094
                                                    -----------                  -----------                  ----------

TOTAL CURRENT ASSETS                      338,640     9,258,925    (1,398,902)     7,860,023    (2,238,303)    5,621,720
                                                     ==========                  ===========                  ==========

Notes Receivable Long Term                   --           1,984          --            1,984          --           1,984

Property and Equipment                       --            --            --             --            --            --
     Furniture & Equipment                   --       2,324,229          --        2,324,229          --       2,324,229
     Computer & Related Equipment            --       2,222,630          --        2,222,630          --       2,222,630
     Leasehold Improvements                  --         145,764          --          145,764          --         145,764
                                                    -----------                  -----------                  ----------

Total Property and Equipment                 --       4,692,623          --        4,692,623          --       4,692,623

Less:  Accumulated Depreciation              --      (3,106,075)         --       (3,106,075)         --      (3,106,075)
                                                    -----------                  -----------                  ----------

Net Property and Equipment                   --       1,586,548          --        1,586,548          --       1,586,548

Investment in Affiliate                      --            --            --             --

Other Assets:
     Intangibles (Net of Amortization)       --         909,194          --          909,194          --         909,194
     Deferred Income Tax                     --         225,307          --          225,307          --         225,307
     CSV of Life Insurance
      (Net of O/S Loans)                     --         147,704          --          147,704          --         147,704
     Other                                   --           4,138          --            4,138          --           4,138


Total Other Assets                           --       1,286,343          --        1,286,343          --       1,286,343
                                                    -----------                  -----------                  ----------

TOTAL ASSETS                              338,640    12,133,800    (1,398,902)    10,734,898    (2,238,303)    8,496,595
                                                    ===========                  ===========                  ==========


NOTE A - Restricted cash and cash equivalents is comprised of Advances from Principals (related to Marketing Development Funds), Employee Flexible Spending and Accrued Income Taxes. The Accrued Income Taxes are considered restricted as they were required to be paid by April 14, 2000 according to Section 2.9 on the Purchase Agreement between Marketing Specialist Sales Company and The Sales Force Companies, Inc.


PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


                                                             ORIGINAL 4/7/00 BALANCE SHEET DETAIL
                                         --------------------------------------------------------------------
                                                            Stub                Effect of Sale  Adjusted for
                                         3/31/2000      Adjustments   4/7/2000     of Prism     Prism 4/7/2000
                                         ---------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Current Maturities of Long
     Term Obligations                     (1,444,841)          --      (1,444,841)          --       (1,444,841)
   Notes Payable - LSNB                   (1,543,000)          --      (1,543,000)          --       (1,543,000
   Accounts Payable                         (410,331)          --        (410,331)          --         (410,331)
   Advances from Principals
   (includes Food Shows)                  (1,279,068)          --      (1,279,068)          --       (1,279,068)

   Accrued Liabilities:
     Salaries & Wages                       (349,718)          --        (349,718)          --         (349,718)
     Commissions                             (41,170)          --         (41,170)          --         (41,170)
     ESOP Contribution                          --
     Insurance                              (286,581)          --        (286,581)          --         (286,581)
     Legal and Audit                        (177,692)          --        (177,692)          --         (177,692)
                                                                                        (668,000)
                                                                                         354,676
     Income Taxes                            232,406           --         232,406     (1,220,744)    (1,301,662)
     Federal, State and Local Taxes
      Withheld & Accrued                      (1,449)          --          (1,449)          --           (1,449)
    Oklahoma City Contingent Liability      (114,941)          --        (114,941)          --         (114,941)
     Interest & Other                       (418,534)          --        (418,534)          --         (418,534)
                                         -----------                  -----------                   -----------

    Total Accrued Liabilities             (1,157,678)          --      (1,157,678)    (1,534,068)    (2,691,746)
                                         -----------                  -----------                   -----------

  Investment In Affiliates                  (100,000)          --        (100,000)       100,000            (0)
                                                --             --            --          668,000           --
  Deferred Income Tax                       (313,324)          --        (313,324)      (354,676)          --
                                         -----------                  -----------                   -----------

TOTAL  CURRENT LIABILITIES                (6,248,243)          --      (6,248,243)    (1,120,744)    (7,368,987)
                                         ===========                  ===========                   ===========

Long Term Obligations                     (3,090,661)          --      (3,090,661)          --       (3,090,661)

Stockholders' Equity

Common Stock                                (121,570)          --        (121,570)          --         (121,570)
Additional Paid In Capital                (4,304,242)          --      (4,304,242)          --       (4,304,242)
Retained Earnings                         (8,714,917)          --      (8,714,917)    (4,185,369)   (12,900,286)
Unrealized Gain/(Loss) On
 Marketable Securities                        38,915           --          38,915           --           38,915
Unearned Compensation                         13,263           --          13,263           --           13,263
                                         -----------                  -----------                   -----------

Total Stockholders' Equity               (13,088,552)          --     (13,088,552)                  (17,273,921)

Less Treasury Stock                        9,992,700           --       9,992,700      6,601,256     16,593,956
                                         -----------                  -----------                   -----------

TOTAL STOCKHOLDERS' EQUITY                (3,095,852)          --      (3,095,852)          --         (679,965)
                                         ===========                  ===========                   ===========

YTD Net (Income) / Loss                     (674,297)        18,750      (655,547)          --         (655,547)
                                         -----------                  -----------                   -----------

TOTAL LIABILITIES, STOCKHOLDERS'
 EQUITY AND YTD INCOME / (LOSS)          (13,109,053)          --     (13,090,303)     1,295,143    (11,795,160)
                                         ===========                  ===========                   ===========


NOTE A - Restricted cash and cash equivalents is comprised of Advances from Principals (related to Marketing Development Funds), Employee Flexible Spending and Accrued Income Taxes. The Accrued Income Taxes are considered restricted as they were required to be paid by April 14, 2000 according to Section 2.9 on the Purchase Agreement between Marketing Specialist Sales Company and The Sales Force Companies, Inc.


PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION

                                                                                                        ADJUSTMENTS DIRECTED
                                             GRANT THORTON ADJUSTMENTS   DUE DILIGENCE ADJUSTMENTS     IN PURCHASE AGREEMENT
                                           ---------------------------- --------------------------- -----------------------------
                                                                                       Due                        Due Diligence
                                           Tax Reclas-                    Due         Diligence                     Adjusted for
                                           sification     Adjusted for   Diligence    Adjusted      Remove Prism     Prism Tax
                                            Adjustments  Tax Reclasses  Adjustments   4/7/2000       Tax Reserve    04/07/2000
                                          ---------------------------- ------------- -------------- -----------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Current Maturities of Long
     Term Obligations                           --       (1,444,841)       (20,100)    (1,464,940)                   (1,464,940)
   Notes Payable - LSNB                         --       (1,543,000)                   (1,543,000)                   (1,543,000)
   Accounts Payable                             --         (410,331)       170,638       (239,693)                     (239,693)
   Advances from Principals
   (includes Food Shows)                        --       (1,279,068)        41,861     (1,237,208)                   (1,237,208)

   Accrued Liabilities:
     Salaries & Wages                           --         (349,718)    (1,049,715)    (1,399,433)                   (1,399,433)
     Commissions                                --          (41,170)                      (41,170)                      (41,170)
     ESOP Contribution
     Insurance                                  --         (286,581)        98,193       (188,388)                     (188,388)
     Legal and Audit                            --         (177,692)      (486,629)      (664,321)                     (664,321)


     Income Taxes                           (354,676)    (1,656,338)      (727,259)    (2,383,597)     2,238,303       (145,294)
     Federal, State and Local Taxes
      Withheld & Accrued                        --           (1,449)                       (1,449)                       (1,449)
    Oklahoma City Contingent Liability          --         (114,941)                     (114,941)                     (114,941)
     Interest & Other                           --         (418,534)        30,589       (387,945)                     (387,945)
                                                        -----------                   -----------                   -----------

    Total Accrued Liabilities               (354,676)    (3,046,422)    (2,134,821)    (5,181,243)     2,238,303     (2,942,940)
                                                        -----------                   -----------                   -----------

  Investment In Affiliates                                       (0)                           (0)                           (0)
                                                               --
  Deferred Income Tax                           --             --                            --                            --
                                                        -----------                   -----------                   -----------

TOTAL  CURRENT LIABILITIES                  (354,676)    (7,723,663)    (1,942,421)    (9,666,084)     2,238,303     (7,427,781)
                                                        ===========                   ===========                   ===========

Long Term Obligations                                    (3,090,661)        86,720     (3,003,941)                   (3,003,941)

Stockholders' Equity

Common Stock                                    --         (121,570)                     (121,570)                     (121,570)
Additional Paid In Capital                      --       (4,304,242)                   (4,304,242)                   (4,304,242)
Retained Earnings                             68,214    (12,832,072)     3,713,682     (9,118,390)                   (9,118,390)
Unrealized Gain/(Loss) On
 Marketable Securities                       (38,915)            (0)                           (0)                           (0)
Unearned Compensation                        (13,263)            (0)                           (0)                           (0)
                                                        -----------                   -----------                   -----------

Total Stockholders' Equity                    16,036    (17,257,885)                  (13,544,203)                  (13,544,203)

Less Treasury Stock                             --       16,593,956       (459,079)    16,134,877                    16,134,877
                                                        -----------                   -----------                   -----------

TOTAL STOCKHOLDERS' EQUITY                      --         (663,929)                    2,590,674                     2,590,674
                                                        ===========                   ===========                   ===========

YTD Net (Income) / Loss                         --         (655,547)                     (655,547)                     (655,547)
                                                        -----------                   -----------                   -----------

TOTAL LIABILITIES, STOCKHOLDERS'
 EQUITY AND YTD INCOME / (LOSS)             (709,352)   (12,133,800)     1,398,902    (10,734,898)                   (8,496,595)
                                                        ===========                   ===========                   ===========


NOTE A - Restricted cash and cash equivalents is comprised of Advances from Principals (related to Marketing Development Funds), Employee Flexible Spending and Accrued Income Taxes. The Accrued Income Taxes are considered restricted as they were required to be paid by April 14, 2000 according to Section 2.9 on the Purchase Agreement between Marketing Specialist Sales Company and The Sales Force Companies, Inc.


PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


THE SALES FORCE COMPANIES, INC.
ADJUSTMENTS TO 4/7/2000 BALANCE SHEET THAT SUPPORTS
SCHEDULE 1.2(B) OF THE PURCHASE AGREEMENT DATED 4/14/2000

ADJUSTMENT NUMBER   WP REFERENCE        ACCOUNT DESCRIPTION                                        DEBIT            CREDIT
----------------    -----------------   -------------------------------------------------------    -------------    ----------------

                    12                  Retained Earnings                                             1,221,597
                                              Brokerage Commissions                                                       1,221,597
                                        TO ADJUST BROKERAGE COMMISSIONS WHICH WERE NOT
                                         UPDATED FROM FISCAL YEAR END

                    12                  Accounts Receivable - Principals                                  3,714
                                               Retained Earnings                                                               3,714
                                        TO ADJUST BEGINNING BALANCE FOR STUB PERIOD
                                         ACTIVITY AND CUT OFF ENTRY.

                    16                  Advances to Principals (MDF Funds)                               41,861
                                               Retained Earnings                                                              41,861
                                        TO ADJUST FOR ACTIVITY IN STUB PERIOD

                    17                  Retained Earnings                                               452,024
                                               Accrued Salaries and Wages                                                    452,024
                                        TO ACCRUE FOR SALARY AND WAGES IN THE STUB PERIOD
                                        IN ADDITION TO THE VACATION ACCRUAL PREVIOUSLY BOOKED.

                    18-A(1)             Retained Earnings                                               727,259
                                               Income Taxes                                                                  727,259
                                        INCREASE INCOME TAX ACCRUAL TO REFLECT ACTUAL PAYMENTS
                                         MADE SUBSEQUENT TO APRIL 7, 2000.

                    9A                  Cash                                                            363,650
                                        Retained Earnings                                                95,429
                                               Treasury Stock                                                                459,079
                                        TO ADJUST PRISM SALE TRANSACTION ON THE 4/7/00
                                         BALANCE SHEET

                    18-A(1)             Income Tax Liability                                          2,238,303
                                               Cash                                                                        2,238,303
                                        TO REMOVE PRISM TAX RESERVE FROM WORKING CAPITAL OR
                                        UNRESTRICTED CASH AS DEFINED IN SECTION
                                        1.2(B) OF THE PURCHASE AGREEMENT

                    13                  Retained Earnings                                                 5,165
                                               Other Assets                                                                    5,165
                                        TO ADJUST FOR A WRITE-OFF OF YEAR OLD CHECKS LOST
                                         IN THE MAIL AND A SMALL CALCULATION ADJUSTMENT.

                    14                  Retained Earnings                                                 3,341
                                               Prepaid Expenses                                                                3,341
                                        TO ADJUST AMORTIZATION AND REVERSE 2 MISCODED
                                         JOURNAL ENTRIES.

                    17                  Accrued Insurance                                               124,813
                                               Retained Earnings                                                             124,813
                                        ESTIMATED REDUCTION IN ACCRUAL

                    20-C                Long Term Debt                                                   20,100
                                               Current Portion Long Term Debt                                                 20,100
                                        TO ADJUST CURRENT PORTION OF LONG TERM DEBT TO REFLECT
                                         BALANCE AS OF 4/7/00

                    20-C                Long Term Debt                                                   30,496
                                        Retained Earnings                                                 2,710
                                               Cash                                                                           33,206
                                        TO ADJUST LONG TERM DEBT FOR PAYMENTS MADE
                                         DURING STUB PERIOD

                    10-A                Prepaid Expenses                                                 77,697
                                        Accrued Legal & Audit                                            28,066
                                        Long Term Debt                                                   36,125
                                        Retained Earnings                                               466,146
                                               Cash                                                                         608,034
                                        TO ADJUST CASH TO REFLECT ACTIVITY OF THE STUB
                                         PERIOD AS OF 4/7/00


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ATTORNEY-CLIENT COMMUNICATION

THE SALES FORCE COMPANIES, INC.
ADJUSTMENTS TO 4/7/2000 BALANCE SHEET THAT SUPPORTS
SCHEDULE 1.2(B) OF THE PURCHASE AGREEMENT DATED 4/14/2000

ADJUSTMENT NUMBER   WP REFERENCE        ACCOUNT DESCRIPTION                                    DEBIT            CREDIT
----------------    -----------------   ----------------------------------------------------   -------------    ----------------
                    17                  Retained Earnings                                           597,691
                                               Accrued Salaries & Wages                                                  597,691
                                        TO ADJUST ACCRUED VACATION BALANCE TO REFLECT
                                         OUTSTANDING LIABILITY AS OF 4/7/00

                    19                  Accrued Interest & Other                                     30,589
                                               Retained Earnings                                                          30,589
                                        TO ADJUST ACCRUED INTEREST TO RECORD PAYMENTS AND
                                         REFLECT BALANCE AS OF 4/7/00

                    15                  Accounts Payable                                            170,638
                                               Retained Earnings                                                         170,638
                                        TO ADJUST ACCOUNTS PAYABLE FOR STUB PERIOD ACTIVITY

                    17-H                Retained Earnings                                            26,620
                                               Accrued Insurance                                                          26,620
                                        TO ADJUST THE ACCRUED INSURANCE RELATED TO FLEX
                                         SPENDING FOR STUB PERIOD

                    11                  Marketable Securities                                        27,379
                                               Retained Earnings                                                          27,379
                                        TO ADJUST THE MARKETABLE SECURITIES BALANCE AS
                                         OF 4/7/00

                    17                  Retained Earnings                                            80,000
                                               Accrued Legal & Audit                                                      80,000
                                        TO ADJUST THE ACCRUAL FOR 10/31/99 AND STUB PERIOD
                                         TAX RETURN PREPARATION FEES

                    17                  Retained Earnings                                           434,695
                                               Accrued Legal & Audit                                                     434,695 *
                                        TO ADJUST THE ACCRUAL FOR PENDING LITIGATION
                                          AS OF 4/7/00

                                        Cash                                                        171,518
                                               Other Assets                                                              171,518
                                        TO ADJUST FOR THE RECEIPT OF GILLETTE
                                         CHECK BY MARKETING SPECIALISTS


ITEMS NOT ON BALANCE SHEET BUT RELATED TO PPA AND EXHIBIT 1.29(b) OF THE PURCHASE AGREEMENT

                    schd 1.2(b)         Retained Earnings                                           123,532
                                               Off Balance Sheet Liabilities                                             123,532
                                        TO ADJUST OFF BALANCE SHEET LIABILITIES TO
                                         INCLUDE LEAKER AND BAKER

                    schd 1.2(b)         Retained Earnings                                            52,838
                                               Off Balance Sheet Liabilities                                             52,838
                                        TO ADJUST OFF BALANCE SHEET LIABILITIES TO
                                         INCLUDE MCCORMICK

* In accordance with Section 9.1 of the Purchase Price Agreement regarding stockholder indemnification.

PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


THE SALES FORCE COMPANIES, INC.
DUE DILIGENCE PROJECT
A/R-BROKERAGE COMMISSIONS ANALYSIS


A/R-Brokerage Commissions Balance as of 4/7/00                      3,277,566

                          ADJUSTMENTS
Adjustment to True-Up Balance to Actual Cash Receipts              (1,221,597)(A)
                                                                   ----------

Adjusted A/R-Brokerage Commissions Balance as of 4/7/00             2,055,969
                                                                   ==========

(1)  A/R-BROKERAGE COMMISSIONS ADJUSTMENT DETAIL:
                                     75% of April Cash Receipts     1,495,774
                                     25% of May Cash Receipts         560,195
                                                                   ----------
                      Total Cash Receipts                           2,055,969 (1)

          A/R-Brokerage Commissions Balance per SFCI                3,277,566
                                                                   ----------

                     Calculated Adjustment                         (1,221,597)
                                                                   ==========

(1) $171,518 removed from this balance as a result of that amount being recorded as Other Assets: A/R from Marketing Specialists related to the Gillette Account.


PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION

THE SALES FORCE COMPANIES, INC.
DUE DILIGENCE PROJECT
CASH ADJUSTMENT ANALYSIS



Cash Balance as of 4/7/00                                                      2,643,182
Marketable Securities Balance as of 4/7/00                                     2,812,627
                                                                              ----------
                Total Cash & Cash Equivalents as of 4/7/00                     5,455,808

                                ADJUSTMENTS
Increase in Cash Due to Prism                                                    363,650  (1)
Decrease in Cash Due to Stub Period Activity (4/1/00 - 4/7/00)                  (641,240) (2)
Increase in Cash Due to Gillette Check received by MSSC prior to 4/7/00          171,518  (3)
Increase Due In Marketable Securities due to Liquidation Value                    27,379  (4)
                                                                              ----------

Adjusted Cash Balance as of 4/7/00                                             2,537,109
Adjusted Marketable Securities Balance as of 4/7/00                            2,840,006
                                                                              ----------

               Adjusted Cash & Cash Equivalents as of 4/7/00                   5,377,115
                                                                              ==========

                        RESTRICTED CASH COMPONENTS
Advances from Principals - Marketing Development Funds                        (1,237,208) (5)
Employee Flexible Spending                                                       (47,826) (6)
Income Taxes                                                                  (2,383,597) (7)
                                                                              ----------
                           Total Restricted Cash                              (3,668,630)

Total Unrestricted Cash & Cash Equivalents as of 4/7/00                        1,708,485
                                                                              ==========



(1) On 4/7/00 Balance Sheet, the Company made an adjustment to include Prism Cash and Taxes as opposed to removing the amounts as stated in the purchase agreement. This entry reflects a true up to actual entries booked on 4/14/00.

(2) On the 4/7/00 Balance Sheet, the Cash Balance reflected the account activity as of March 31, 200 as opposed to the balance as of 4/7/00. This entry reflects the stub period cash activity occurring between 4/1/00 - 4/7/00.

(3) Marketing Specialists received checks from Gillette amounting to $171,518 which related to Sales Force receivables. Based on the timing of these receipts the amount is being reflected as cash received by Sales Force.

(4) On the 4/7/00 Balance Sheet, the Marketable Securities Balance did not reflect the actual liquidation value of the securities. This entry reflects the write-up to the liquidation amount which occurred on 4/11/00.

(5) This amount represents marketing development funds (MDF) considered restricted on Marketing Specialists' 10K based upon their use being directed by the principal that advanced the funds.

(6) This amounts represents cash deducted from employee paychecks for cafeteria plan flexible spending accounts. This money is controlled and maintained by a third party administrator and belongs to the employees.

(7) The total accrued income taxes are considered restricted as they were required to be paid in full at the close of the acquisition according to Section
2.9 of the Purchase Agreement.


PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


THE SALES FORCE COMPANIES, INC.
DUE DILIGENCE PROJECT
INCOME TAXES ADJUSTMENT ANALYSIS



Income Taxes Payable Balance as of 4/7/00                        1,301,662

                         ADJUSTMENTS
  Grant Thorton Tax Reclassification                               354,676
    Increase Income Tax Liability based on Actual Payments         727,259
                                                                 ---------

Adjusted Income Taxes Payable Balance as of 4/7/00               2,383,597 (1)
                                                                 =========


(1)  INCOME TAX ADJUSTMENT DETAIL:
                          2nd Quarter Estimated State Payments     350,700
                        2nd Quarter Estimated Federal Payments   1,669,000
                          1st Quarter Estimated State Payments      24,100
                        1st Quarter Estimated Federal Payments     200,000
                                                                 ---------

       Total Estimated 1st & 2nd Quarter Payments @ 90%          2,243,800
                                                                 =========

              Total Estimated 1st & 2nd Quarter Payments @100%   2,493,111
                     Increase State Income Taxes from 6% to 8%     114,586
                         Less:  1st Quarter Estimated Payments    (224,100)
                                                                 ---------

            Total Calculated Income Tax Liability                2,383,597

              Grant Thorton Tax Reclassification                   354,676
           Income Tax Payable Balance as of 4/7/00               1,301,662
                                                                 ---------

               Income Tax Liability Adjustment                     727,259
                                                                 =========

PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


THE SALES FORCE COMPANIES, INC.
DUE DILIGENCE PROJECT
LEGAL & AUDIT ADJUSTMENT ANALYSIS


Accrued Legal & Audit Balance as of 4/7/00                        177,692

                          ADJUSTMENTS
Adjustment to reflect stub period cash disbursements              (28,066) (1)
Adjustment to accrue for tax return preparation fees               80,000  (2)
Adjustment to accrue for pending litigation                       434,695  (3)
                                                                  -------
                       Total Adjustments                          486,629

Adjusted Accrued Legal & Audit Balance as of 4/7/00               664,321
                                                                  =======


(1) Amount represents payment of legal fees to Schwartz & Freeman on April 4, 2000.

(2) Amount reflects estimated billing by Grant Thorton for preparation of 10/31/99 and stub period tax returns.

(3) Amount reflects potential litagation settlement for breach of purchase agreement complaint filed against Sales Force.



PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION

THE SALES FORCE COMPANIES, INC.
DUE DILIGENCE PROJECT
OFF-BALANCE SHEET LIABILITIES ADJUSTMENT ANALYSIS



Off-Balance Sheet Liabilities Balance as of 4/7/00                     1,688,717

                            ADJUSTMENTS
               Off-Balance Sheet Liabilities True-Up                     176,370  (1)
                                                                       ---------

Adjusted Off-Balance Sheet Liabilities Balance as of 4/7/00            1,865,087
                                                                       =========


(1)  OFF-BALANCE SHEET LIABILITIES ADJUSTMENT DETAIL:
               Adjustment for Baker & Leeker Non-Compete Agreements      123,532
                            Adjustment for McCormick Life Insurance       52,838
                                                                       ---------

          Total Off-Balance Sheet Liabilities Adjustment                 176,370
                                                                       =========


PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


THE SALES FORCE COMPANIES, INC.
DUE DILIGENCE PROJECT
PRISM TAX RESERVE ADJUSTMENT ANALYSIS




Gain on Sale of Prism                                                4,089,940
State Income Tax Rate                                                     7.18%
                                                                    ----------
                 Projected State Income Taxes                          293,658
                                                                    ==========

Gain on Sale of Prism                                                4,089,940
Less:  Projected State Income Taxes                                   (293,658)
                                                                    ----------
                           Subtotal                                  3,796,282
Federal Income Tax Rate                                                   34.0%
                                                                    ----------
                Projected Federal Income Taxes                       1,290,736
                                                                    ==========

1999 Prism K-1                                                       1,687,995
State Income Tax Rate                                                     7.18%
                                                                    ----------
                 Projected State Income Taxes                          121,198
                                                                    ==========

1999 Prism K-1                                                       1,687,995
Less:  Projected State Income Taxes                                   (121,198)
                                                                    ----------
                           Subtotal                                  1,566,797
Federal Income Tax Rate                                                   34.0%
                                                                    ----------
                 Project Federal Income Taxes                          532,711
                                                                    ==========

                  PRISM TAX RESERVE SUMMARY

             State Taxes Related to Gain on Sale                       293,658
            Federal Taxes Related to Gain on Sale                    1,290,736
               State Taxes Related to 1999 K-1                         121,198
              Federal Taxes Related to 1999 K-1                        532,711
                                                                    ----------
                   Total Prism Tax Reserve                           2,238,303
                                                                    ==========

PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


THE SALES FORCE COMPANIES, INC.                                        4/13/2001
DUE DILIGENCE PROJECT
SALARIES & WAGES ADJUSTMENT ANALYSIS

Salaries & Wages Balance as of 4/7/00                                 349,718

                          ADJUSTMENTS
Salaries & Wages Accrual for Stub Period of 4/1/00-4/7/00             452,024 (A)
Vacation Accrual Adjustment True-Up                                   597,691 (B)
                                                                    ---------
                       Total Adjustments                            1,049,715

Adjusted Accrued Salaries & Wages Balance as of 4/7/00              1,399,433
                                                                    =========


(A)  SALARIES & WAGES ADJUSTMENT DETAIL:
                25 % Exempt Payroll for the month ending 4/30/00      292,209
             75% Non-Exempt Payroll for the month ending 4/30/00      159,815
                                                                    ---------

               Total Salaries & Wages Adjustment                      452,024
                                                                    =========

(B)  VACATION ACCRUAL ADJUSTMENT DETAIL:
        Net SFCI Vacation Balance per MSSC as of 6/30/00              947,409

             Vacation Accrual Balance as of 4/7/00                    349,718
                                                                    ---------

              Vacation Accrual True-Up Adjustment                     597,691
                                                                    =========


(1) Expempt Employees were paid through 3/31/00 on 3/31/00. Therefore, the accrual is calculated to represent the estimated salaries earned during the first week of April which were to be paid on 4/15/00.

(2) Non-Exempt Employees were paid through 3/18/00 on 3/31/00. Therefore, the accrual is calculated to represent the estimated salaries earned during the last two weeks of March which were to be paid on 4/15/00 and the first week of April which were to be paid on 4/30/00.


PRIVILEGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


THE SALES FORCE COMPANIES, INC.                                       4/13/2001
DETAIL OF ADJUSTMENTS TO SCHEDULE 1.2(B)
OF THE PURCHASE PRICE AGREEMENT DATED 4/14/2000

                      UNRESTRICTED CASH

CASH & CASH EQUIVALENTS BALANCE AS OF 4/7/00                         5,455,808

                         ADJUSTMENTS
Decrease in Cash & Cash Equivalents                                   (106,072)
Increase in Marketable Securities                                       27,379
Restricted Cash & Cash Equivalents                                  (3,668,630)
                                                                    ----------
                      TOTAL ADJUSTMENTS                             (3,747,323)
                                                                    ----------
ADJUSTED CASH & CASH EQUIVALENTS BALANCE AS OF 4/7/00                1,708,485
                                                                    ==========

                        CURRENT ASSETS

CURRENT ASSETS BALANCE AS OF 4/7/00                                  8,920,285

                         ADJUSTMENTS
Grant Thorton Tax Reclassification                                     338,640
Decrease in Cash & Cash Equivalents                                   (277,590)
Increase in Marketable Securities                                       27,379
Decrease in A/R-Brokerage Commissions                               (1,221,597)
Increase in A/R-Principal's                                              3,714
Decrease in Other Assets                                                (5,165)
Increase in Prepaid Expenses                                            74,356
Prism Tax Reserve Adjustment                                        (2,238,303)*
                                                                    ----------
                      TOTAL ADJUSTMENTS                             (3,298,565)
                                                                    ----------

ADJUSTED CURRENT ASSETS BALANCE AS OF 4/7/00                         5,621,720
                                                                    ==========

                     CURRENT LIABILITIES

CURRENT LIABILITIES BALANCE AS OF 4/7/00                            (7,368,987)

                         ADJUSTMENTS
Grant Thorton Tax Reclassification                                    (354,676)
Increase in Current Maturities of Long Term Obligations                (20,100)
Decrease in Accounts Payable                                           170,638
Decrease in Advances from Principals                                    41,861
Increase in Accrued Liabilities:  Salaries and Wages                (1,049,715)
Decrease in Accrued Liabilities:  Insurance                             98,193
Increase in Accrued Liabilities:  Legal & Audit                       (486,629)
Increase in Income Taxes Payable                                      (727,259)
Decrease in Accrued Interest & Other                                    30,589
Prism Tax Reserve Adjustment                                        2,238,303 *
                                                                    ----------
                      TOTAL ADJUSTMENTS                                (58,794)
                                                                    ----------

ADJUSTED CURRENT LIABILITIES BALANCE AS OF 4/7/00                   (7,427,781)
                                                                    ==========


* The Prism Tax Reserve shall not be included in the calculation of Working Capital or unrestricted cash in accordance with Section 1.2(b) of the Purchase Agreement.


PRIVILEDGED & CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION